SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 24, 2001

inTEST Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22529 (Commission File Number)	22-2370659 (I.R.S. Employer of Incorporation)

7 Esterbrook Lane, Cherry Hill, New Jersey 08003
(Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code:   (856) 424-6886

Item 5. Other Events.

On October 24, 2001, inTEST Corporation, a Delaware corporation, announced its financial results for the quarter and nine months ended September 30, 2001. A copy of inTEST's press release announcing these financial results is attached as Exhibit 99 hereto and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(c)   Exhibits:

99  Press Release, dated October 24, 2001

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
      Hugh T. Regan, Jr.
      Treasurer, Secretary and
         Chief Financial Officer

Date:   October 24, 2001

EXHIBIT INDEX

99   Press Release, dated October 24, 2001